EXHIBIT 10.29


                                     July 14, 2001

                            Re: Non-Negotiable Promissory Notes
                                 dated as of July 14, 1998

     To the individuals on the attached distribution list:

     In connection with the above-referenced Promissory Notes between each of you as the Maker and Sandata, Inc. as the Payee, please be advised that the Payee has agreed to extend the due date of such Promissory Notes for one hundred twenty (120) days until November 11, 2001. Interest shall continue to accrue at the current rate and all other terms and conditions of the Promissory Notes shall continue until such date.

                                     Very truly yours,

                                     Sandata, Inc.
                                     By:



                                     /s/Bert E. Brodsky
                                     Bert E. Brodsky, Chairman


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DISTRIBUTION:

Mr. Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY  11050

Mr. Hugh Freund
26 Harbor Park Drive
Port Washington, NY  11050

Ms. Carol Freund
26 Harbor Park Drive
Port Washington, NY  11050

Mr. Gary Stoller
26 Harbor Park Drive
Port Washington, NY  11050

Mr. Gerald Shapiro
26 Harbor Park Drive
Port Washington, NY  11050

Mr. Paul Konigsberg
440 Park Avenue South
New York, NY  10016